UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 13, 2011

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 12, 2011, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing that the Supreme Court of British Columbia issued a final order approving the acquisition of NGAS Resources, Inc. by the Company.

On April 13, 2011, in connection with the consummation of the acquisition of NGAS Resources, Inc., the Company issued a press release announcing that it had entered into a new senior credit facility.

A copy of the press releases are respectively attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation announcing approval from the Supreme Court of British Columbia, dated April 12, 2011
99.2	Press Release of Magnum Hunter Resources Corporation announcing the closing of a new senior credit facility, dated April 13, 2011

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 13, 2011	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Magnum Hunter Resources Corporation announcing approval from the Supreme Court of British Columbia, dated April 12, 2011
99.2	Press Release of Magnum Hunter Resources Corporation announcing the closing of a new senior credit facility, dated April 13, 2011

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